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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                        4,500,000 Shares of Common Stock

                         THE GREENBRIER COMPANIES, INC.

                             UNDERWRITING AGREEMENT

                                   May 5, 2005

BEAR, STEARNS & CO. INC.
WACHOVIA SECURITIES
BB&T CAPITAL MARKETS
D.A. DAVIDSON & CO.
     As Representatives of the
     several Underwriters named in
     Schedule I attached hereto (the "Representatives")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies/Gentlemen:

            The Greenbrier Companies, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 4,500,000 shares (the "Firm Shares") of its common stock, par value $0.001 per share (the "Common Stock"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company also proposes to sell to the Underwriters up to an aggregate additional 675,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns") is acting as lead manager (the "Lead Manager") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-121181), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares, which registration statement, as it may have been amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the

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Underwriters. The registration statement, as it may have been amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than the Registration Statement and, if applicable, a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

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                  (b) At the time of the effectiveness of the Registration
Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in paragraphs six and nine under the caption "Underwriting" in the Prospectus.

                  (c) Deloitte & Touche LLP, which certified the financial statements and supporting schedules and information of the Company and its subsidiaries that are included or incorporated by reference in the Registration Statement or the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act, the Exchange Act and the Rules and Regulations.

                  (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or effect or any development involving a prospective material adverse change or effect, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders' equity,

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properties or prospects of the Company and each subsidiary of the Company (the
"Subsidiaries"), taken as a whole, (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries or (iii) the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Effect"). Since the date of the latest balance sheet presented or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liability or obligation, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transaction, including any acquisition or disposition of any business or asset, which is material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus or the acquisition, disposition or leasing of railcars in the ordinary course of business.

                  (e) The authorized, issued and outstanding capital stock of he Company is as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed "As Adjusted" under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable and have been duly authorized and validly issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), have been duly authorized and, when delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

                  (f) The Subsidiaries listed in Exhibit A are the only subsidiaries (within the meaning of Rule 405 under the Securities Act) or joint ventures of the Company, except for entities that when taken together would not constitute a "significant subsidiary" with the meaning of Rule 102 of Regulation S-X. Except for the Subsidiaries and as otherwise disclosed in the Registration Statement and the Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued shares of capital stock or other ownership interests in each

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Subsidiary, or in the case of the entities listed on Exhibit C, such shares or ownership interest representing the percentage of the voting control of the Subsidiary set forth next to the name of the Subsidiary on Exhibit C, are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

                  (g) Each of the Company and the Subsidiaries has been duly organized or formed and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization or formation. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite corporate (or other entity) power and authority, and, except as could not reasonably be expected to have a Material Adverse Effect, all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which has resulted in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                  (h) The Company has the corporate right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (i) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (A) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with

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notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound,
(B) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement or other organizational documents of the Company or any Subsidiary or
(C) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses
(A) and (C) above) as could not reasonably be expected to have a Material Adverse Effect.

                  (j) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, the Consents of Deloitte & Touche LLP in connection with the Registration Statement, the Prospectus and the documents incorporated by reference therein and such other Consents as may be required under state or foreign securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or NASD Regulation, Inc. ("NASDR") in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

                  (k) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

                  (l) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Registration Statement and the Prospectus; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration

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Statement. The other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information included therein and, except for non-GAAP financial measures (as such term is defined in Item 10(e) of Regulation S-K of the Rules and Regulations), non-financial operating data (which are addressed below in this Section 1(l)) and market and industry data (which are addressed below in Section 1(n)), have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein. The non-GAAP financial measures and non-financial operating data (which terms do not include market or industry data) included or incorporated by reference in the Registration Statement and Prospectus have been derived from, and are consistent with, the books and records of the Company and its subsidiaries.

                  (m) There are no pro forma or as adjusted financial statements which are required to be included or incorporated by reference in the Registration Statement and Prospectus in accordance with Regulation S-X.

                  (n) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus (i) are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived, or (ii) with respect to the items set forth in Exhibit B hereto, represent the Company's reasonable estimates determined in good faith.

                  (o) The Company is subject to the reporting requirements of ection 13 or 15(d) of the Exchange Act and files reports with the Commission on EDGAR. The Common Stock is registered pursuant to Section 12 of the Exchange Act and the outstanding shares of Common Stock are listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

                  (p) The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (q) Neither the Company nor any of its "Affiliates" (as efined under Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares, provided that this representation and warranty does not cover any actions of the estate of Alan James (the "Estate") or any representatives or agents acting on behalf of the Estate (collectively with the Estate, the "James Group").

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                  (r) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus. The representations and warranties in this paragraph 1(r) do not cover any actions of the James Group.

                  (s) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

                  (t) The conditions for use of Form S-3 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

                  (u) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (v) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering as contemplated by the Registration Statement, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

                  (w) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations which have not been so described or filed.

                  (x) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and

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described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus and except for one salary advance that is immaterial in amount. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

                  (y) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the best of the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or Affiliates that may affect the Underwriters' compensation as determined by the NASD.

                  (z) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

                  (aa) The Company and each Subsidiary (i) own or possess adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Except as described in the Registration Statement and Prospectus, neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have

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manufactured, assemble or sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement and Prospectus. Except as would, if determined adversely to the Company or its Subsidiaries, not have individually or in the aggregate, a Material Adverse Effect, the Company is not aware of any infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

                  (bb) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except (i) that insurance liability has been denied with respect to the litigation filed by Mr. James and described under "Recent Developments -- Settlement with the Estate of Alan James" in the Prospectus, and (ii) the insurer is defending under a reservation of rights in the litigation pending in Tarrant County, Texas that is described under "Business -- Legal Matters" in the Prospectus. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

                  (cc) The Company has in effect insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws.

                  (dd) Each of the Company and the Subsidiaries has accurately prepared and timely filed (including through permitted extensions) all federal, state, foreign and other tax returns that are required to be filed by it, except where the failure to file would not have a Material Adverse Effect, and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except to the extent that any of such taxes, assessments or charges are being contested in good faith. No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since August 31, 2004, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

                  (ee) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the subcontracted labor at the Company's facility in Sahagun, Mexico or the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

                  (ff) No nonexempt "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; neither the Company nor any Subsidiary has nor has it maintained any employee benefit plans as such term is defined in Section 3(3) of ERISA that are subject to Title IV of ERISA; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualification is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

                  (gg) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

                  (hh) Except as disclosed in the Registration Statement with respect to the Portland Harbor Superfund Site and the ongoing soil and groundwater remediation at the Gunderson, Portland facility, and except as could not reasonably be expected to have a Material Adverse Effect,

                  (i) Neither the Company nor any Subsidiary has unlawfully released any hazardous substance in a manner likely to give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and safety and environment ("Environmental Law").

                  (ii) Neither the Company nor any Subsidiary has agreed contractually to indemnify any past or current owner or operator of any property currently owned or operated by the Company or any Subsidiary, for liability related to such prior ownership or operation of such property, under any Environmental Law, including any obligation for cleanup or remedial action.

                  (iii) There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.

                  (ii) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

                  (jj) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or
(iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses
(ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any Lien disclosed in the Registration Statement and the Prospectus.

                  (kk) The Company is in compliance with applicable provisions of the Sarbanes-Oxley Act that are effective.

                  (ll) The Company has implemented the "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) required in order for the Chief Executive Officer and Chief Financial Officer of the Company to engage in the review and evaluation process mandated by the Exchange Act. The Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

                  (mm) Deloitte & Touche LLP and the audit committee of the Company's Board of Directors have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) which are reasonably likely to adversely affect the

Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting. The Chief Executive Officer and Chief Financial Officer have indicated in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended November 30, 2004 and February 28, 2005 any change in the Company's internal controls over financial reporting that occurred during the Company's most recent fiscal quarter reported on in such Annual Report or Quarterly Report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (nn) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies" in the Registration Statement and the Prospectus accurately and fully describes in accordance with applicable SEC rules (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("critical accounting policies"), (ii) judgments and uncertainties affecting the application of critical accounting policies and
(iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

                  (oo) The Company's board of directors, senior management and audit committee have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with their legal advisers and independent accountants with regard to such disclosure.

                  (pp) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" in the Registration Statement and the Prospectus accurately and fully describes in accordance with applicable SEC rules (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur and (ii) all off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries taken as a whole.

                  (qq) Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding guarantees or other contingent obligations (other than under product warranties given in the ordinary course of business) of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

                  (rr) The Company and its Subsidiaries have all material certifications required b y the Association of American Railroads ("AAR") as a railcar builder, repair and refurbishment facility and component manufacturer, and products sold and leased by the Company and its Subsidiaries in North America meet applicable AAR, Transport Canada and Federal Railroad Administration standards.

                  (ss) No event or circumstance has occurred or arisen that could reasonably be expected to give rise to a requirement that the Company make additional disclosure on Form 8-K and has not been so disclosed.

                  (tt) The Settlement Agreement between the Company and the estate of Alan James dated April 20, 2005 (the "Settlement Agreement"), has been duly executed and delivered by the Company and, to the Company's knowledge, each other party thereto, and constitutes the legal, valid and binding obligation of the Company, and, to the Company's knowledge, each other party thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Settlement Agreement is in full force and effect, and neither the Company nor, to the Company's knowledge, any other party thereto, is in breach of, or default under, the Settlement Agreement, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or, to the Company's knowledge, any other party thereto. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Settlement Agreement, and the Company is unaware of any facts which would form a reasonable basis for any such claim. No governmental entity having competent jurisdiction has taken any action or issued any order restraining, enjoining or otherwise prohibiting the transactions contemplated by the Settlement Agreement.

                  (uu) The Stock Purchase Agreement among the Company, William Furman, George Chelius, as Executor of the Will and Estate of Alan James and as Trustee and Eric Epperson, as Executor of the Will and Estate of Alan James and as Trustee dated April 20, 2005 (the "Purchase Agreement"), has been duly executed and delivered by the Company and, to the Company's knowledge, each other party thereto, and constitutes the legal, valid and binding obligation of the Company, and, to the Company's knowledge, each other party thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Purchase Agreement is in full force and effect, and neither the Company nor, to the Company's knowledge, any other party thereto, is in breach of, or default under, the Purchase Agreement, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or, to the Company's knowledge, any other party thereto. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Purchase Agreement, and the Company is unaware of any facts which would form a reasonable basis for any such claim.

            Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

            2.    Purchase, Sale and Delivery of the Shares.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $24.9895, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

                  (b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the office of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 ("Underwriters' Counsel"), or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Lead Manager and the Company (such time and date of payment and delivery being herein called the "Closing Date").

                  (c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day federal funds to, or as directed by, the Company upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request at least two business days before the Closing Date. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                  (d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase the Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Manager to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Manager, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Lead Manager may request in writing at least two full business days prior to the Additional Closing Date. The Company shall permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                  (e) If the option is exercised as to all or any portion of the Additional Shares,each Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate any fractional shares as the Lead Manager in its sole discretion shall make.

                  (f) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by the Lead Manager and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day federal funds to, or as directed by, the Company upon delivery of the certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the Underwriters.

            3. Offering. Upon authorization of the release of the Firm Shares by the Lead Manager, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

            4. Covenants of the Company.

                  (a) The Company covenants and agrees with the Underwriters that:

                        (i) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Lead Manager of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be "materially different" (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

                        The Company will notify you immediately (and, if requested by the Lead Manager,will confirm such notice in writing) (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (C) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (D) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every reasonable effort to avoid the issuance of any such stop order,
(F) of the receipt of any comments from the Commission and (G) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Lead Manager shall reasonably object in writing after being timely furnished in advance a copy thereof. The Company will provide the Lead Manager with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Lead Manager a reasonable opportunity to review and comment thereon.

                        (ii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 4(a)(i) hereof, an appropriate amendment or supplement which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                        (iii) The Company will promptly deliver to each of you and Underwriters' Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

                        (iv) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and
Section 5(b) of the Securities Act.

                        (v) The Company will use its reasonable best efforts, in cooperation with the Lead Manager, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Manager may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                        (vi) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                        (vii) During the period of 90 days from the date of the Prospectus, without the prior written consent of the Lead Manager, the Company
(A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security and
(C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex IV hereto of each of its officers and directors listed on
Schedule II attached hereto, an undertaking in substantially the form of Annex V of William Furman and an undertaking in substantially the form of Annex VI of the Estate, not to engage in any of the aforementioned transactions on their own behalf, provided that the foregoing shall not apply to the sale of Shares as contemplated by this Agreement and the Company's issuance of Common Stock upon
(x) the exercise of currently outstanding options; (y) the exercise of currently outstanding warrants; and (z) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the

Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145, or on Form S-3 relating to shares of Common Stock held by the Estate pursuant to the registration rights agreement dated April 20, 2005 by and among the Company, George L. Chelius and Eric Epperson in their capacity as personal representatives of the Estate and in their capacities as trustees under any trusts created under the Last Will and Testament of Alan James dated March 12, 2004. This Section 4(a)(vii) shall not apply to the filing of an exchange offer registration statement on Form S-4 or, under certain circumstances, a shelf registration statement on Form S-3, pursuant to the registration rights agreement to be entered into in connection with the Company's unregistered private offering of senior unsecured notes described under "Recent Developments -- Refinancing of Existing Credit Facilities and New Debt Issuance" in the Prospectus.

                        (viii) During the period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (A) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission), provided that such additional information shall be subject to such confidentiality and use restrictions as the Company may reasonably impose.

                        (ix) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

                        (x) The Company will list the Shares, subject to notice of issuance, on the NYSE.

                        (xi) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

                        (xii) The Company will use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

                        (xiii) The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares, provided that this covenant does not cover any actions of the James Group.

                        (ix) The Company will not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the 1940 Act.

                        (x) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

            5. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (a) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, (b) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering, (c) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering, (d) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(a)(v) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey, (e) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering, (f) all fees and expenses in connection with listing the Shares on the NYSE, (g) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares and (h) any stock transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (A) the cost of preparing stock certificates representing the Shares, (B) the cost and charges of any transfer agent or registrar for the Shares and (C) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section, and Sections 7, 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this
Section 5, in the event that this Agreement is terminated pursuant to Section 6 (other than due solely to a failure of the condition contained in Section 6(o)) or 11(b) hereof, or subsequent to any effect or change that had or has or, with the passage of time, would have a Material Adverse Effect, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to reasonable fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

            6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the accuracy of the statements made in any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

                  (a) The Registration Statement shall remain effective through 5:30 P.M., New York City time, on the date of this Agreement, or such later time and date as shall have been consented to in writing by the Lead Manager; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a)(i) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                  (b) At the Closing Date, you shall have received the written opinion of Squire, Sanders & Dempsey LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters to the effect set forth in Annex I and in form and substance reasonably satisfactory to the Underwriters.

                  (c) At the Closing Date, you shall have received the written opinion of Tonkon Torp LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters to the effect set forth in Annex II and in form and substance reasonably satisfactory to the Underwriters.

                  (d) At the Closing Date, you shall have received the written opinion of Norriss M. Webb, general counsel for the Company, dated the Closing Date, addressed to the Underwriters to the effect set forth in Annex III and in form and substance reasonably satisfactory to the Underwriters.

                  (e) At the Closing Date, you shall have received the written opinion of Canadian regulatory counsel for the Company, dated the Closing Date, addressed to the Underwriters to the effect set forth in Annex III(A) and in the form and substance reasonably satisfactory to the Underwriters.

                  (f) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Lead Manager and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Lead Manager may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection
(a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate in all respects as of such dates, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and
(vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Prospectus (exclusive of any supplement), there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting
(A) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (B) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

                  (h) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Deloitte & Touche LLP, an independent registered public accounting firm with respect to the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

                  (i) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Lead Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

                  (j) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act and (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization.

                  (k) You shall have received a duly executed lock-up agreement from: (i) each person who is a director or officer of the Company and listed on
Schedule II hereto, in each case substantially in the form attached hereto as Annex IV, (ii) William Furman, substantially in the form attached hereto as Annex V, and (iii) the Estate, substantially in the form attached hereto as Annex VI.

                  (l) At the Closing Date, the Shares shall have been authorized for listing on the NYSE, subject to notice of issuance.

                  (m) At the Closing Date, the NASD shall have confirmed that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (n) The Company shall have complied with the provisions of
Section 4(a)(iii) hereof with respect to the furnishing of Prospectuses.

                  (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

                  (p) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

                  (q) The Settlement Agreement shall constitute the legal, valid and binding obligation of the Company and of the other parties thereto, and shall be in full force and effect, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Company nor any other party thereto, shall be in breach of, or default under, the Settlement Agreement, and no event shall have occurred that with notice or lapse of time or both would, as of the Closing Date, constitute such a breach or default thereunder by the Company or any other party thereto. There shall be no pending or threatened action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Settlement Agreement. No governmental entity having competent jurisdiction shall have taken any action or issued any order restraining, enjoining or otherwise prohibiting the transactions contemplated by the Settlement Agreement.

                  (r) The Purchase Agreement shall constitute the legal, valid and binding obligation of the Company and of the other parties thereto, and shall be in full force and effect, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Company nor any other party thereto, shall be in breach of, or default under, the Purchase Agreement, and no event shall have occurred that with notice or lapse of time or both would, as of the Closing Date, constitute such a breach or default thereunder by the Company or any other party thereto. There shall be no pending or threatened action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Purchase Agreement.

            If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished pursuant to this
Section 6 shall not be satisfactory in form and substance to the Lead Manager and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Manager at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Manager at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

            7. Indemnification.

                  (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) ("Marketing Materials") but only if such Marketing Materials are provided to investors together with a Preliminary Prospectus or Prospectus or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement. The foregoing indemnity agreement with respect to any Preliminary Prospectus or Marketing Materials shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or Marketing Materials, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (A) such settlement, compromise or judgment
(x) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (y) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party and (B) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

            8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company on the one hand and the Underwriters on the other hand shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as
(a) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (b) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8,
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

            9. Underwriter Default.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

                  (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Manager may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Manager does not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

                  (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

            10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in
Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 11 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

            11. Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective upon the execution of this Agreement by the parties hereto. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the date of this Agreement, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by the Lead Manager notifying the Company. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 5, 7, 8, 10 and 12 through 17, inclusive, shall be in full force and effect at all times after the execution hereof.

                  (b) The Lead Manager shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Manager will in the immediate future materially disrupt, the market for the Company's securities or securities in general, or (ii) if trading on the NYSE or shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or by order of the Commission or any other governmental authority having jurisdiction, or (iii) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred, or (iv) any downgrading shall have occurred in the Company's corporate credit rating, or (v) since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Prospectus (exclusive of any supplement), any effect or change that had or has or, with the passage of time, would have a Material Adverse Effect or any development that could, in the Lead Manager's judgment, be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, or (vi) (A) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Manager, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus, or (vii) if (A) the Settlement Agreement shall have ceased to be valid and binding on the Company or on the other parties thereto, or if any party thereto shall have breached or defaulted under, or threatened to breach or default, the Settlement Agreement or
(B) there exists, or is threatened, any action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Settlement Agreement or (C) any governmental entity having competent jurisdiction shall have issued any order or taken any action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Settlement Agreement or (viii) if (A) the Purchase Agreement shall have ceased to be valid and binding on the Company or on the other parties thereto, or if any party thereto shall have breached or defaulted under, or threatened to breach or default, the Purchase Agreement or (B) there exists, or is threatened, any action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Purchase Agreement.

                  (c) Any notice of termination pursuant to this Section 11 shall be in writing.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by the Lead Manager as provided in Section 11(a) hereof or (ii) Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Manager, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

            12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

                  (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets, with a copy to Underwriter's Counsel at 333 South Grand Avenue, Los Angeles, California 90071, Attention:
Karen E. Bertero, Esq.; and

                  (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Larry Brady;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

            13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

            14. Governing Law and Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company and Bear Stearns irrevocably (a) submit to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agree that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waive, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agree not to commence any Proceeding other than in such courts and (e) waive, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

            15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

            16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            17. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

                                                                  EXECUTION COPY

            If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                       Very truly yours,

                                       THE GREENBRIER COMPANIES, INC.

                                       By: /s/ Larry G. Brady
                                           ------------------------------------
                                           Name: Larry G. Brady
                                           Title: Senior Vice President and CFO

Accepted as of the date first above written,

BEAR, STEARNS & CO. INC.
WACHOVIA SECURITIES
BB&T CAPITAL MARKETS
D.A. DAVIDSON & CO.

As representative of the several
Underwriters named on Schedule I

By: BEAR, STEARNS & CO. INC.

By: /s/ Cary H. Thompson
    -------------------------------
    Name: Cary H. Thompson
    Title: Senior Managing Director

SCHEDULE I

                                                             Number of Additional Shares to
                               Total Number of Firm          be Purchased if Option is
Underwriter                    Shares to be Purchased        Fully Exercised
Bear, Stearns & Co. Inc.               2,844,000                         426,600
Wachovia Securities                      711,000                         106,650
BB&T Capital Markets                     472,500                          70,875
D.A. Davidson & Co.                      472,500                          70,875

     Total ..................          4,500,000                         675,000
                                       =========                         =======

                                                                  EXECUTION COPY

                                   SCHEDULE II

Vic Atiyeh
Daniel O'Neal
Bruce Ward
Ben Whiteley
Robin Bisson
Clark Wood
Larry Brady
Duane McDougall
James Sharp
Donald Washburn

                                                                  EXECUTION COPY

                                    EXHIBIT A

                                  Subsidiaries

3048389 Nova Scotia Limited
Alliance Castings Company, LLC
Autostack Corporation
Chicago Castings Company, LLC
Greenbrier-Concarril, LLC
Greenbrier Europe B.V.
Greenbrier Germany GmbH
Greenbrier Leasing Corporation
Greenbrier Leasing, L.P.
Greenbrier Leasing Limited
Greenbrier Leasing Limited Partner, LLC
Greenbrier Management Services, LLC
Greenbrier Railcar, Inc.
Greenbrier U.K. Limited
Gunderson, Inc.
Gunderson-Concarril, S.A. de C.V.
Gunderson Marine, Inc.
Gunderson Rail Services, Inc.
Gunderson Specialty Products, LLC
Ohio Castings Company, LLC
TrentonWorks Limited
WagonySwidnica S.A.

                                    EXHIBIT B

                               Company Statements

1. "Although no formal statistics are available for the European market, we believe we are the second largest new freight car manufacturer with an estimated 20% market share." (S-1, S-49)

2. "...we believe we also hold a leading market position in the manufacturing of railcars in Europe." (S-2)

3. "...we believe that approximately 2,000 railcars are refurbished each year..." (S-48)

                                    EXHIBIT C

3048389 Nova Scotia Limited         The Greenbrier Companies, Inc. owns 100% of
                                    the common stock. Preferred investors also have an interest in this entity.

Ohio Castings Company, LLC          Gunderson Specialty Products, LLC owns 33
                                    1/3% of the entity.

Alliance Castings Company, LLC      Ohio Castings Company, LLC owns 100% of this
                                    entity.

Chicago Castings Company, LLC       Ohio Castings Company, LLC owns 100% of this
                                    entity.

WagonySwidnica S.A.                 Greenbrier Europe B.V. owns 97% of this
                                    entity.

                                     ANNEX I

                  [SQUIRE, SANDERS & DEMPSEY L.L.P. LETTERHEAD]

May __, 2005

Bear, Stearns & Co. Inc.
Wachovia Securities
BB&T Capital Markets
D.A. Davidson & Co.
   As Representatives of the
   several Underwriters
      c/o Bear, Stearns & Co. Inc.
      383 Madison Avenue
      New York, New York 10179

                                          Re: The Greenbrier Companies
                                                4,500,000 Shares of Common Stock

Ladies and Gentlemen:

      We have acted as counsel for The Greenbrier Companies, a Delaware corporation (the "Company"), in connection with the offering and sale of 4,500,000 shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"). We are delivering this opinion to you at the request of the Company pursuant to Section 6(b) of the Underwriting Agreement dated May 5, 2005 (the "Underwriting Agreement") between the Company and you, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement, relating to the purchase by such underwriters of the Shares. Capitalized terms used in this opinion have the same meanings as in the Underwriting Agreement, unless otherwise defined in this opinion.

      We have participated in the preparation of (i) a registration statement on Form S-3 (File No. 333-121181), containing a form of base prospectus, filed by the Company on December 13, 2004 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the registration of 6,000,000 shares of the Common Stock,
(ii) the form of preliminary prospectus supplement, together with the accompanying form of base prospectus, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on April 21, 2005, and (iii) the final form of prospectus supplement, together with the accompanying base prospectus, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on May 6, 2005. Such registration statement, in the form it became effective and including the information deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to as the "Registration Statement," and the final form of prospectus supplement, together with the accompanying base prospectus, as filed pursuant to Rule 424(b) under the Securities Act, is referred to as the "Prospectus."

      In rendering this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of all such agreements, certificates and documents, and have considered such matters of law, as we have deemed necessary or appropriate for purposes of this opinion. As to factual matters not within our actual knowledge, we have relied without independent verification upon such certificates as we have deemed appropriate, including certificates of officers of the Company and certificates of public officials. We have assumed without independent verification the genuineness of all signatures on all documents reviewed by us (other than signatures by officers of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as copies, and the due authorization, execution and delivery of all documents by all parties other than the Company.

      Based upon the foregoing and subject to the qualifications expressed below, we are of the opinion that:

      1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus.

      2. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. The Shares to be delivered on the Closing Date have been duly authorized by the Company and, when issued and delivered against payment therefor in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will not have been issued subject to preemptive or, to the best of our knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. The Common Stock, the Shares and any Additional Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

      3. The Common Stock currently outstanding is listed on the New York Stock Exchange, and the Shares to be sold under the Underwriting Agreement to the Underwriters are duly authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

      4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

      5. The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus do not and will not violate or conflict with any provision of the certificate of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries or any statute, rule or regulation of any regulatory or governmental agency or body that is applicable to the Company.

      6. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the Underwriting Agreement or consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (a) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters,
(b) such as have been made or obtained under the Securities Act, and (c) such as may be required by the NASD.

      7. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto, including the documents filed under the Exchange Act and incorporated by reference into the Registration Statement and the Prospectus or any amendment thereof or supplement thereto, at the time such documents were filed with the Commission (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion is rendered), comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations.

      8. The statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of the legal matters or documents referred to therein, are an accurate and fair presentation with respect to such legal matters and documents in the context in which made in the Prospectus.

      9. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      10. The Registration Statement is effective under the Securities Act, and, to the best of our knowledge, no stop-order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

      11. The Company has the requisite corporate power and authority to execute and deliver the Underwriting Agreement and the Shares and to perform its obligations thereunder, and all corporate actions required to be taken for the due authorization, execution and delivery of the Underwriting Agreement and the Shares and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Registration Statement and the Prospectus have been duly and validly taken.

      12. To the best of our knowledge, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

      Although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy or completeness of the information contained in the Registration Statement and the Prospectus (except as and to the extent stated in paragraph 8 above), we have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to our attention which would lead us to believe that either the Registration Statement, at the time it became effective, or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date, as of the date of such amendment or supplement) and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided we are not expressing any view with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

      Whenever a statement in this opinion is qualified by "to the best of our knowledge," such term is intended to indicate that those attorneys presently at this firm who have worked on matters relating to the Company do not have actual knowledge of the inaccuracy of such statement.

      This opinion is based solely upon the federal laws of the United States of America and the General Corporation Law of the State of Delaware.

      This opinion speaks as of its date and we assume no obligation to advise you of any events or circumstances occurring after this date that may change any opinion or statement of belief expressed above. This opinion is rendered to you solely for your benefit in connection with the transactions described above and may not be relied upon for any other purpose or by any other person without our prior written consent.

                                               Respectfully submitted,

                                                                  EXECUTION COPY

                                    ANNEX II

                                  May __, 2005

BEAR, STEARNS & CO. INC.
WACHOVIA SECURITIES
BB&T CAPITAL MARKETS
D.A. DAVIDSON & CO.
       As Representatives of the
       several Underwriters named in
       Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

                         The Greenbrier Companies, Inc.

      We are counsel to The Greenbrier Companies, Inc. (the "Company"). We have been asked to render this opinion with respect to certain matters specifically set forth herein pertaining to the Settlement Agreement, dated as of April 20, 2005 (the "Settlement Agreement") and the Stock Purchase Agreement, dated as of April 20, 2005 (the "Purchase Agreement"), each of such agreements being by and among (a) George L. Chelius and Eric Epperson, as Executors of the Will and Estate of Alan James and as Trustees (for convenience, the "Executors"), (b) the Company and (c) William A. Furman. This opinion is delivered to you in connection with the Closing of transactions contemplated by that certain Underwriting Agreement, dated as of May ___, 2005 (the "Underwriting Agreement") between and among the Company and Bear, Stearns & Co. Inc., BB&T Capital Markets, D.A. Davidson & Co. and Wachovia Securities, as representatives of the several Underwriters named in Schedule I to the Underwriting Agreement.

      We have not acted as primary counsel to the Company in connection with the Underwriting Agreement or the transactions contemplated by the Underwriting Agreement and we express no opinion with respect to the Underwriting Agreement or the offer or sale of Shares of the Company's Common Stock under or pursuant to the Underwriting Agreement. This opinion is subject to the assumptions, qualifications, limitations and exceptions set forth in Exhibit A to this letter. Initially capitalized terms used in this opinion but not otherwise defined herein have the meanings set forth in the Underwriting Agreement.

      We have examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of (a) the Underwriting Agreement, (b) the Settlement Agreement, (c) the Purchase Agreement, (d) the letter agreement dated as of April 20, 2005 ("Letter Agreement") among the Company, Bear, Stearns & Co., Inc., William A. Furman and the Executors and (e) such corporate records, documents, certificates and other agreements and instruments (including, without limitation, both official and unofficial databases and records available and maintained by public officials) as we have deemed necessary or appropriate to enable us to render the opinions hereinafter expressed. References in this opinion to the Settlement Agreement or the Purchase Agreement shall be deemed to refer to the Settlement Agreement or the Purchase Agreement as the same are modified or supplemented by the Letter Agreement.

      Based upon and subject to the foregoing, and the qualifications and exclusions set forth herein, we are of the opinion that:

      (1) The Settlement Agreement has been validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (2) The Purchase Agreement has been validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (3) The execution, delivery, and performance by the Company of the Settlement Agreement and the Purchase Agreement and consummation by the Company of the transactions contemplated by the Settlement Agreement and the Purchase Agreement do not: (A) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or their respective properties or assets may be bound; (B) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries; or (C) to the best of our knowledge, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body that is applicable to the Company, except, in the case of clauses (A) and (C), for breaches or violations that, singly or in the aggregate, would not have a Material Adverse Effect.

      (4) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the Settlement Agreement and the Purchase Agreement or consummation by the Company of the transactions contemplated by the Settlement Agreement and the Purchase Agreement, except for such as may be required under state securities or Blue Sky laws, the Securities Act of 1933 or by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters, as to which matters we express no opinion.

      (5) The statements under the caption "Recent Developments - Settlement with the Estate of Alan James" in the Prospectus and in Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters or documents referred to therein, are an accurate and fair presentation with respect to such legal matters and documents in the context in which made in such Prospectus or Registration Statement.

      Our opinions are limited to the matters stated in this letter. No additional opinion is implied or may be inferred beyond the matters expressly stated in this letter. The opinions expressed herein are limited to the federal law of the United States, the Applicable Law of the State of Oregon and the General Corporation Law of the State of Delaware. "Applicable Law" means the published judicial and administrative decisions and the published rules and regulations of governmental agencies, of the State of Oregon, in each case which are generally available (i.e., in terms of access and distribution following publication or other release) in a format that makes legal research reasonably feasible, but does not include the statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or political subdivisions. Notwithstanding the terms of the Settlement Agreement, the Purchase Agreement and the related documents to the effect that any such agreement or instrument reflects the entire understanding of the parties with respect to the subject matters therein, courts may consider or entertain parol evidence.

      Whenever our opinion is based on circumstances "to our knowledge" or by any other similar phrase, or where it is noted that nothing has been brought to our attention, it means that the opinion stated is based solely on the conscious awareness of facts or other information by Kenneth D. Stephens or Sherrill A. Corbett or on certificates of officers (after discussion of the contents thereof with such officers) of the Company or certificates of others as to the existence or non-existence of the factual matters upon which such opinion is predicated. We have not undertaken any investigation to determine the accuracy of the matters covered by any such statement and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of the facts underlying any such statement should be drawn from the fact of our representation of the Company or any Subsidiary.

            This letter sets forth our opinion as of the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact of which we did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason, even though the changes may affect a legal analysis or conclusion or an information confirmation in this opinion letter.

      This opinion is rendered for your benefit, and may be relied upon only by you, and only in connection with the transactions contemplated by the Underwriting Agreement. Accordingly, neither this letter nor the opinions expressed in it are to be relied upon by any other person or entity, or for any other purpose, or used, circulated, quoted in whole or in part or otherwise referred to in any document or (except as required by judicial or administrative process or by other requirements of law) filed with any governmental or other administrative agency or other person or by any other person or entity or for any other purpose without in each instance our express, prior written consent.

                                               TONKON TORP LLP

                                    EXHIBIT A

A. ASSUMPTIONS

   We have relied, without investigation, upon the following assumptions:

            1.                 Each individual, other than the Company, signing
                  the Settlement Agreement, the Purchase Agreement and the related documents has sufficient legal capacity to enter into and perform the transactions contemplated by those agreements (the "Transactions") and to carry out his or her role under those documents.

            2.                 Each document submitted to us for review is
                  accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

            3.                 The Executors have satisfied those legal
                  requirements that are applicable to them to the extent necessary to make the Settlement Agreement, the Purchase Agreement and the related documents enforceable against them.

            4.                 Each party to the Settlement Agreement, the
                  Purchase Agreement and the related documents, other than the Company, has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Settlement Agreement, the Purchase Agreement and the related documents against the Company.

            5.                 Each person that is a party to the Settlement
                  Agreement, the Purchase Agreement and the related documents, other than the Company, has the power, authority and legal right to execute and deliver, and to perform such person's obligations under, the Settlement Agreement, the Purchase Agreement and such other documents to which such person is a party.

            6.                 Each person that is a party to the Settlement
                  Agreement, the Purchase Agreement and the related documents, other than the Company, has duly authorized, executed and delivered the Settlement Agreement, the Purchase Agreement and such other documents to which such person is a party.

            7.                 The Settlement Agreement, the Purchase Agreement
                  and the related documents constitute legal, valid and binding obligations of each party thereto, other than the Company, enforceable against each such party in accordance with their terms.

            8.                 The parties to the Settlement Agreement and the
                  Purchase Agreement have received the consideration to be delivered to them at the Closing pursuant to the terms of such agreements.

            9.                 No action has been taken nor will be taken by any
                  party, other than the Company, before the Closing that would give rise to a defense by any other party that one or more provisions of the Settlement Agreement, the Purchase Agreement or the related documents are unenforceable.

            10.                There has not been any mutual mistake of fact or
                  misunderstanding, fraud, duress or undue influence in connection with the Settlement Agreement, the Purchase Agreement or the related documents.

            11.                The conduct of the parties to the Settlement
                  Agreement, the Purchase Agreement and the related documents has complied with any requirement of good faith, fair dealing and conscionability.

            12.                There are no agreements or understandings among
                  the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Settlement Agreement, the Purchase Agreement or the related documents.

            13.                All conditions precedent to the effectiveness of
                  the Settlement Agreement, the Purchase Agreement and the related documents have been satisfied or waived.

            14.                The constitutionality or validity of a relevant
                  statute, rule, regulation, or agency action is not in issue unless a reported decision in the State of Delaware or Oregon has specifically addressed but not resolved, or has established, its unconstitutionality or invalidity.

            15.                All agreements and court orders, if any,
                  affecting the Company or any of its Subsidiaries would be enforced as written.

B. EXCLUSIONS

      We express no opinion as to the legality, validity, binding effect, or enforceability or unenforceability of provisions of the Settlement Agreement or Purchase Agreement which may:

   1. Purport to require waivers or amendments to be in writing or signed by all parties;

   2. Purport to provide for exclusive jurisdiction in any venue;

   3. Relate to severability of any material invalid provision, or

   4. Provide for exculpation or indemnification (to the extent exculpation or indemnification may be limited by public policy), or which may purport to exculpate or indemnify a party from the consequences of its own negligence, breach of fiduciary duty, gross negligence, recklessness, willful misconduct, or unlawful conduct).

                                                                  EXECUTION COPY

                                    ANNEX III

                Form of Opinion of General Counsel of the Company

            (i) Each of the Company's subsidiaries (the "Subsidiaries") has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus. The Company owns, directly or indirectly, all of the issued and outstanding shares of the Subsidiaries free and clear of all Liens. The Company and each of the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not (individually or when aggregated with other such instances) have a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

            (ii) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to any preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable.

            (iii) Neither the Company nor any of its Subsidiaries is in violation of its respective charter or bylaws and, to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except for defaults that, singly or in the aggregate, would not have a Material Adverse Effect.

            (iv) The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus do not and will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or their respective properties or assets may be bound, (b) violate or conflict with any provision of the certificate of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries, or (c) violate any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body applicable to the Company, except (in the case of clauses (a) and (c)) for conflicts, breaches or violations that, singly or in the aggregate, would not have a Material Adverse Effect.

            (v) Other than as set forth in the Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would singly or in the aggregate have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated.

            (vi) Except as disclosed in the Prospectus, to such counsel's knowledge, neither the Company nor any of its Subsidiaries has violated any environmental law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

            (vii) Each of the Company and its Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

            (viii) No consent or approval of, or notice to or filing with, the Federal Railroad Administration or the Association of American Railroads under any provision of applicable laws is required by the Company in connection with the execution and delivery of the Underwriting Agreement or the offer, sale and issuance of the Shares as contemplated by the Prospectus.

            (ix) The statements under the captions "Business - Legal Matters", "Business - Environmental Matters" and "Certain Relationships and Related Party Transactions" in the Prospectus, insofar as such statements constitute a summary of the legal matters or documents referred to therein, are an accurate and fair presentation with respect to such legal matters and documents in the context in which made in the Prospectus.

                                  ANNEX III(A)

         Form of Opinion of Canadian Regulatory Counsel for the Company

(i) No consent or approval of, or notice to or filing with Transport Canada under any provision of applicable laws is required by the Company in connection with the execution and delivery of the Underwriting Agreement or the offer, sale and issuance of the Shares as contemplated by the Prospectus.

                                    ANNEX IV

                                      [D&O]
                                Lock-Up Agreement

                                 April __, 2005

Bear, Stearns & Co. Inc.
      As Representative of the several
      Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                The Greenbrier Companies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), of its common stock, $.001 par value (the "Stock").

      In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until sixty (60) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the foregoing restrictions shall not preclude or otherwise limit (i) the exercise of an option to purchase Stock previously granted to the undersigned by the Company, (ii) the transfer to the Company of Stock in connection with an exercise of an option to purchase Stock solely to pay the option exercise price or any taxes required to be withheld by the Company to the extent such transfer is permitted to satisfy such obligations pursuant to the Company's equity compensation plans or the agreement pursuant to which such option was granted and so long as such transfer does not result in a sale of Stock to the public or
(iii) a bona fide gift of Stock approved by Bear Stearns so long as the recipient of such Stock agrees in writing to be bound by the restrictions of this Lock-Up Letter Agreement; provided as to (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

      If:

            (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues a earnings release or material news or a material event relating to the Company occurs; or

            (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

      the restrictions imposed by this Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph will not apply if, within 3 days of the termination of the Lock-Up Period, the Company delivers to Bear Stearns a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Stock are, as of the date of delivery of such certificate, "actively traded securities," as defined in Regulation M, 17 CFR 242.101(c)(1).

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                            Very truly yours,

                                            By: ________________________________

                                            Print Name: ________________________

                                     ANNEX V

                                    [Furman]
                                Lock-Up Agreement

                                 April __, 2005

Bear, Stearns & Co. Inc.
      As Representative of the several
      Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                The Greenbrier Companies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), of its common stock, $.001 par value (the "Stock").

      In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the foregoing restrictions shall not preclude or otherwise limit (i) the exercise of an option to purchase Stock previously granted to the undersigned by the Company, (ii) the transfer to the Company of Stock in connection with an exercise of an option to purchase Stock solely to pay the option exercise price or any taxes required to be withheld by the Company to the extent such transfer is permitted to satisfy such obligations pursuant to the Company's equity compensation plans or the agreement pursuant to which such option was granted and so long as such transfer does not result in a sale of Stock to the public or
(iii) a bona fide gift of Stock approved by Bear Stearns so long as the recipient of such Stock agrees in writing to be bound by the restrictions of this Lock-Up Letter Agreement; provided as to (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

      If:

            (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues a earnings release or material news or a material event relating to the Company occurs; or

            (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

      the restrictions imposed by this Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph will not apply if, within 3 days of the termination of the Lock-Up Period, the Company delivers to Bear Stearns a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Stock are, as of the date of delivery of such certificate, "actively traded securities," as defined in Regulation M, 17 CFR 242.101(c)(1).

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                            Very truly yours,

                                            By: ________________________________

                                            Print Name: ________________________

                                    ANNEX VI

                                    [Estate]
                                Lock-Up Agreement

                                 April __, 2005

Bear, Stearns & Co. Inc.
      As Representative of the several
      Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                The Greenbrier Companies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), of its common stock, $.001 par value (the "Stock").

      In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof (i) until ninety
(90) days from the date of the final prospectus for the Offering, or (ii) if the date of the final prospectus for the Offering is not prior to June 19, 2005, until June 19, 2005 (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the foregoing restrictions shall not preclude or otherwise limit (i) the exercise of an option to purchase Stock previously granted to the undersigned by the Company, (ii) the transfer to the Company of Stock in connection with an exercise of an option to purchase Stock solely to pay the option exercise price or any taxes required to be withheld by the Company to the extent such transfer is permitted to satisfy such obligations pursuant to the Company's equity compensation plans or the agreement pursuant to which such option was granted and so long as such transfer does not result in a sale of Stock to the public, (iii) a bona fide gift of Stock approved by Bear Stearns so long as the recipient of such Stock agrees in writing to be bound by the restrictions of this Lock-Up Letter Agreement or,
(iv) the sale of Stock to the Company as contemplated by that certain Stock Purchase Agreement among the undersigned, William A. Furman and the

Company, or (v) the pledge of up to 750,000 shares of Stock by the undersigned to secure a loan of up to $5.0 million in principal amount; provided as to (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                               Very truly yours,

                               _________________________________

                                    George L. Chelius, not in his individual capacity but solely as Executor of the Will and Estate of Alan James

                               ________________________________

                                    Eric Epperson, not in his individual
                                    capacity but solely as Executor of the Will and Estate of Alan James

                                       9